AMENDMENT NO. 2 TO CREDIT AGREEMENT



     AMENDMENT  NO. 2, dated as of October 30, 1998 (this  "Amendment"),  to the
                                                            ---------
Credit Agreement, dated as of March 24, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among
                                                     -----------------
UNIDIGITAL INC., a Delaware  corporation (the  "Borrower"),  the various lenders
                                                --------
from time to time a party  thereto (the  "Lenders"),  CANADIAN  IMPERIAL BANK OF
                                          -------
COMMERCE, as administrative agent (in such capacity, the "Administrative Agent")
                                                          --------------------
for the Lenders and CANADIAN IMPERIAL BANK OF COMMERCE (in such capacity, the "Issuing Lender.").
 --------------
                                    RECITALS

     The Borrower has advised the Administrative Agent and the Lenders that it will acquire (the "Zazula Acquisition") all of the assets and liabilities of Hy
                   -------------------
Zazula  Associates,  Inc.,  a New York  corporation  ("Zazula")  by means of the
                                                       ------
merger  (the  "Zazula  Merger") of Zazula with and into  Unison  (NY),  Inc.,  a
               --------------
Delaware  corporation  ("Unison  (NY)")  pursuant to the  Agreement  and Plan of
                         ------------
Merger, dated as of October 30, 1998 (the "Zazula Acquisition Agreement"), among
                                           ----------------------------
the Borrower, Unison (NY), Zazula, and Hyman Zazula, Steven Zazula, David Zazula and Gary Feigenbaum, the holders of all the issued and outstanding capital stock of Zazula (collectively, the "Stockholders"). The Borrower has further advised
                               ------------
the Administrative Agent that it intends to use borrowings under the Revolving Credit Commitments (as increased hereby) to finance the Zazula Acquisition and the payment of fees and expenses incurred in connection therewith. In connection with the Zazula Acquisition and the borrowings referenced above, the Borrower has requested the Administrative Agent and the Lenders to agree to amend certain provisions of the Credit Agreement as set forth in this Amendment. The Administrative Agent and the Lenders parties hereto are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Administrative Agent and the Lenders parties hereto hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein,  terms defined in the
          -------------
Credit Agreement are used herein as therein defined including, in Section 3, as defined in the Credit Agreement as amended by this Amendment.

     2.   Amendments.
          ----------

     (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

          "Amendment  No. 2":  Amendment No. 2, dated as of October 30, 1998, to
           ----------------
     the Credit Agreement.

          "Mega  Art  Acquisition":  as  defined  in  the  Waiver,  dated  as of
           ----------------------
     September 1, 1998.

          "Stockholders":  as  defined  in  the  Zazula  Acquisition  Agreement.
           ------------

          "Supplemental   Closing  Date":  the  date  on  which  the  conditions
           ----------------------------
     precedent to the effectiveness of Amendment No. 2 set forth in Section 3 of Amendment No. 2 shall have been satisfied.

          "Supplemental Revolving Credit Note Endorsement":  with respect to the
          -----------------------------------------------
     Revolving Credit Note of each Lender, the promissory note endorsement made by the Borrower, substantially in the form of Exhibit A to Amendment No. 2, modifying the Revolving Credit Note of such Lender (as in effect prior to the Supplemental Closing Date) to take account of the Revolving Credit Commitment of such Lender as such Revolving Credit Commitment is modified pursuant to Amendment No. 2.

          "Zazula": Hy Zazula Associates, Inc., a New York corporation.
           ------

          "Zazula Acquisition": the acquisition by Unison (NY), Inc., a Delaware
           ------------------
     corporation and wholly owned subsidiary of the Borrower ("Unison (NY)"), of
                                                               -----------
     all of the assets and liabilities of Zazula pursuant to the Zazula Acquisition Documents by means of the Merger (as defined in the Zazula Acquisition Agreement) of Zazula with and into Unison (NY), with Unison
     (NY) being the surviving entity in such Merger.

          "Zazula  Acquisition  Agreement":  the  Agreement  and Plan of Merger,
           ------------------------------
     dated as of October 30, 1998, among the Borrower, Unison (NY), Zazula and the Stockholders.

          "Zazula Acquisition Documents":  collectively,  the Zazula Acquisition
           ----------------------------
     Agreement, the other documents listed in Schedule 1.2 to Amendment No. 2 and any other documents executed in connection with the Zazula Acquisition.

     (b) Section 1.1 of the Credit Agreement is hereby amended by amending the following definitions in their entirety to read as follows:

          "Consolidated  EBITDA":  for any period, the sum, for the Borrower and
           --------------------
     its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), for such period of (a) Consolidated Net Income for such period, (b) the sum of provisions for such period for income taxes, interest expense, and depreciation and amortization expense used in determining such Consolidated Net Income, (c) amounts deducted in such period in respect of non-cash expenses in accordance with GAAP, (d) non-capitalized transaction costs deducted in such period in connection with the Kwik Acquisition, the Mega Art Acquisition, the Zazula Acquisition and any Permitted Acquisitions and the financings relating thereto, (e) the amount of any aggregate net loss (or minus the amount of any gain) during such period arising from the sale, exchange or other disposition of capital assets, (f) non-cash expenses deducted in such period in connection with any earn-out agreements, stock appreciation rights, "phantom" stock plans, employment agreements, non-competition agreements, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with acquisitions of Persons or businesses by the Borrower or its Subsidiaries or the retention of executives, officers or employees by the Borrower or its Subsidiaries, including (but without duplication) any Person that has become a Subsidiary during such specified period, on a pro forma basis as if such acquisition had occurred
                             --- -----
     on the first day of such period plus other non-recurring, non-operating expenses as shall have been approved by the Administrative Agent as exclusions from the determination of Consolidated EBITDA; provided, that
                                                                 --------
     Consolidated EBITDA shall in any event exclude, from and after the Closing Date, (x) the effect of any write-up of the assets of Kwik, Mega Art, Zazula or any of its Subsidiaries or any other assets acquired in any Permitted Acquisitions and (y) the amount of any non-cash income recognized during any period for which Consolidated EBITDA is determined.

          "Revolving  Credit  Commitment":  as to any Lender,  the obligation of
           -----------------------------
     such Lender to make  Revolving  Credit  Loans to the  Borrower  pursuant to
     Section 4.1 and/or to issue or participate in Letters of Credit issued on behalf of the Borrower hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.0 under the caption "Revolving Credit Loan" or in an Assignment and Acceptance, as such amount may be reduced from time to time in accordance with the provisions of this Agreement. The original aggregate principal amount of the Revolving Credit Commitment (after giving effect to Amendment No. 2) is $15,000,000.

     (c) Section 4.2 of the Credit Agreement is hereby amended by deleting the parenthetical phrase "(a "Revolving Credit Note")" and substituting in lieu
                            ----------------------
thereof the phrase "(such promissory note, as the same may be supplemented from time to time (including by a Supplemental Revolving Credit Note Endorsement), a "Revolving Credit Note")".
 ---------------------

     (d) Section 7.3 of the Credit Agreement is hereby amended by deleting the first word of such section, "Each", and substituting in lieu thereof the phrase "Except as set forth on Schedule 7.3, each".

     (e) Section 7.18 (c) of the Credit Agreement is hereby amended by inserting the words "except as set forth on Schedule 7.18", immediately following the phrase; "and (c)".

     (f) Section 7.21 of the Credit Agreement is hereby amended by deleting the second sentence therein and substituting in lieu thereof the following new sentence:

          "The proceeds of the Revolving Credit Loans shall be used for the following purposes: (i) to finance in part the Refinancing; (ii) for the working capital requirements of the Borrower, and its subsidiaries, in the ordinary course of business; (iii) to pay fees and expenses incurred in connection herewith; and (iv) in an aggregate amount not to exceed 2,500,000, to finance the Zazula Acquisition and the fees and expenses incurred in connection therewith."

     (g) Section 9.11 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof a new Section 9.11 to read as follows:

          "9.11.  Filing of  Mortgage.  In the event that the Borrower or any of
                  -------------------
     its Subsidiaries is the beneficial owner of the real property located at 545 West 45th Street, New York, New York as of December 31, 1998, the Mortgage which has been executed and delivered to the Administrative Agent pursuant to Section 8.1(a)(viii) of this Credit Agreement shall be filed in the appropriate recording office, the Borrower shall cause to be provided title insurance of the type called for by Section 9.12 hereof and a legal opinion with respect to the Mortgage acceptable to the Administrative Agent, and the Borrower shall pay all applicable recording taxes and other fees and expenses in connection therewith."

     (h) Section 9.13 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof a new Section 9.13 to read as follows:

          "9.13.  Execution of Leasehold  Mortgages.  On or before  December 31,
                  ---------------------------------
     1998 and in accordance with Section 9.12, the Borrower shall cause Leasehold Mortgages, substantially in the form of Exhibit G to be executed for each of the four leases of real property at 28th Street, New York, New York, as more fully described on Schedule 9.13."

     (i) Section 10.2 of the Credit Agreement is hereby amended by inserting in clause (f) thereof, immediately following the phrase "on the date hereof," the phrase "or the Supplemental Closing Date".

     (j) Section 10.3 of the Credit Agreement is hereby amended by inserting in clause (f) thereof, immediately following the phrase "on the date hereof," the phrase "or the Supplemental Closing Date".

     (k) Section 10.5 of the Credit Agreement is hereby amended by deleting "and" from the end of clause (a) thereof, by deleting "." from the end of clause
(b) thereof and substituting in lieu thereof "; and," and by adding at the end thereof the following new clause (c) to read in its entirety as follows:

          "(c) the Zazula Acquisition, on the terms and subject to the conditions set forth in the Zazula Acquisition Documents."

     (l) Section 10.10 of the Credit Agreement is hereby amended by inserting in clause (c) thereof immediately prior to the semicolon the phrase "and the Zazula Acquisition."

     (m) Section 10.11 of the Credit Agreement is hereby amended by inserting in clause (c) thereof, immediately after the phrase "any Kwik Acquisition Document," the phrase "any Zazula Acquisition Document,".

     (n)  Schedules  1.0,  7.2, 7.6,  7.15,  10.2,  10.3,  10.4 and 10.6, to the
Credit Agreement are hereby amended by deleting such Schedules in their entirety and substituting in lieu thereof Schedules 1.0, 7.2, 7.6, 7.15, 10.2, 10.3, 10.4 and 10.6 to this Amendment, respectively.

     (o) The Credit Agreement is hereby amended by adding thereto Schedules 7.3 and 7.18 to this Amendment as new Schedules to the Credit Agreement.

     3. Effectiveness. The effectiveness of this Amendment, and the obligation of the Lenders to make their Revolving Credit Loans under the Revolving Credit Commitments as increased hereby (such Revolving Credit Loans, the "Supplemental
                                                                    ------------
Revolving  Credit  Loans"),  is subject  to the  satisfaction  of the  following
------------------------
conditions precedent (the date of such satisfaction being herein referred to as the "Supplemental Closing Date"):
     -------------------------

          (a) Amendment Documents. The Administrative Agent shall have received:

              (i) this Amendment, executed and delivered by a duly authorized officer of the Borrower and each Subsidiary of the Borrower party to the Subsidiaries Guarantee, with a counterpart for each Lender,

              (ii) for the account of each Lender, the Revolving Credit Commitment of which is to be increased pursuant to this Amendment, a Supplemental Revolving Credit Note Endorsement of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower, and

              (iii) an Amendment to Security Agreement, substantially in the form of Exhibit B to this Amendment, executed and delivered by a duly authorized officer of Unison (NY), with a counterpart or a conformed copy for each Lender.

          Collectively, the documents referenced in clauses (i) through (iii) of this Section 3(a) are referred to herein as the "Amendment Documents".
                                                 -------------------

          (b)  Zazula Acquisition Documents.
               ----------------------------

               (i) The Administrative Agent shall have received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of each Zazula Acquisition Document and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which Zazula or Unison (NY) may be a party.

               (ii) The Administrative Agent shall have received a certificate from a duly authorized officer of each of the Loan Parties party to such Zazula Acquisition Documents and each of the Persons which are sellers in the Zazula Acquisition, addressed to the Administrative Agent and the Lenders, to the effect that none of the Zazula Acquisition Documents as delivered to the Administrative Agent has been amended, supplemented or otherwise modified except as approved by the Administrative Agent, that each of the representations and warranties set forth in such Acquisition Documents continue to be true, complete and correct in all material respects as of the Supplemental Closing Date as if made on and as of the Supplemental Closing Date, that the Administrative Agent and the Lenders may rely on such representations and warranties as if such representations and warranties were made to the Administrative Agent and Lenders directly, and that no default, breach or violation of any of the Zazula Acquisition Documents has occurred and is continuing.

          (c) Concurrent  Transactions.  The Zazula  Acquisition shall have been
              ------------------------
     or, concurrently with the making of the Supplemental Revolving Credit Loans shall be, consummated in accordance with the terms of the Zazula Acquisition Documents, for such total consideration (including fees) as set forth in the Zazula Acquisition Documents, in each case without any amendment, modification or waiver thereof except with the consent of the Required Lenders, and the Administrative Agent shall have received evidence satisfactory to it to that effect. The Administrative Agent shall have received evidence satisfactory to it that the aggregate amount of fees and expenses incurred by the Borrower and the other Loan Parties in connection with the Zazula Acquisition shall not exceed $225,000.

          (d)  Secretary's  Certificates.  The  Administrative  Agent shall have
               -------------------------
     received, with a counterpart for each Lender, a certificate, signed by the secretary or an assistant secretary of each of the Borrower and Unison (NY), substantially in the form of Exhibit M-1 or M-2 to the Credit Agreement, as applicable, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent.

          (e) Proceedings of the Borrower.  The Administrative  Agent shall have
              ---------------------------
     received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Borrower authorizing (i) the execution, delivery and performance of this Amendment and the other Amendment Documents to which it is a party, (ii) the borrowings contemplated hereunder and thereunder, and under the Loan Documents as amended thereby, and (iii) the granting by it of the Liens created pursuant to the Security Agreements, certified by the Secretary or an Assistant Secretary of the Borrower as of the Supplemental Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded. Such resolutions may be included as attachments to the Secretary's Certificate delivered by the Borrower pursuant to Section 3(d) of this Amendment.

          (f) Borrower Incumbency  Certificate.  The Administrative  Agent shall
              --------------------------------
     have received, with a counterpart for each Lender, a certificate of the Borrower, dated the Supplemental Closing Date, as to the incumbency and signature of the officers of the Borrower executing this Amendment or the other Amendment Documents to which the Borrower is a party, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower. Such incumbency certificate may be included in the Secretary's Certificate delivered by the Borrower pursuant to Section 3(d) of this Amendment.

          (g)  Proceedings of Unison (NY). The  Administrative  Agent shall have
               --------------------------
     received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of Unison (NY) authorizing (i) the execution, delivery and performance of the Amendment Documents to which it is or will become a party pursuant to this Amendment, and (ii) the granting by it of the Liens created pursuant to the Subsidiaries Security Agreement, certified by the Secretary or an Assistant Secretary of Unison (NY) as of the Supplemental Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded. Such resolutions may be included as attachments to the Secretary's Certificate delivered by Unison (NY) pursuant to Section 3(d) of this Amendment.

          (h) Unison (NY) Incumbency Certificate. The Administrative Agent shall
              ----------------------------------
     have received,  with a counterpart for each Lender, a certificate of Unison
     (NY), dated the Supplemental Closing Date, as to the incumbency and signature of the officers of Unison (NY) executing the Amendment Documents to which it is a party, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of Unison (NY). Such incumbency certificate may be included in the Secretary's Certificate delivered by Unison (NY) pursuant to Section 3(d) of this Amendment.

          (i) Governing  Documents of the  Borrower.  The  Administrative  Agent
              -------------------------------------
     shall have received, with a counterpart for each Lender, true and complete copies of the certificate of incorporation, by-laws or other constituent documents of the Borrower, certified as of the Supplemental Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Borrower. Such governing documents may be included as attachments to the Secretary's Certificate delivered by the Borrower pursuant to Section 3(d) of this Amendment.

          (j) Governing Documents of Unison (NY). The Administrative Agent shall
              ----------------------------------
     have received, with a counterpart for each Lender, true and complete copies of the certificate of incorporation, by-laws or other constituent documents of Unison (NY), certified as of the Supplemental Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of Unison (NY). Such governing documents may be included as attachments to the Secretary's Certificate delivered by Unison (NY) pursuant to Section 3(d) of this Amendment.

          (k) Good Standing  Certificates.  The Administrative  Agent shall have
              ---------------------------
     received, with a copy for each Lender, certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each of the Borrower and Unison (NY) (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

          (l) Consents,  Licenses and Approvals.  The Administrative Agent shall
              ---------------------------------
     have received, with a counterpart for each Lender, a certificate of a Responsible Officer of Unison (NY) (i) attaching copies of any consents, authorizations and filings referred to in Section 7.4 of the Credit Agreement (as amended hereby) relative to Unison (NY), and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

          (m) Fees. The Administrative  Agent shall have received the fees to be
              ----
     received on the Supplemental Closing Date referred to in the Supplemental Fee Letter.

          (n) Legal Opinions. The Administrative Agent shall have received, with
              --------------
     a counterpart for each Lender, the executed legal opinion of Buchanan Ingersoll Professional Corporation, counsel to the Borrower and the other Loan Parties, substantially in the form of Exhibit C to this Amendment. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment as the Administrative Agent may reasonably require.

          (o) Lien Searches.  The  Administrative  Agent shall have received the
              -------------
     results of a recent search by a Person satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of Zazula, and the results of such search shall be satisfactory to the Administrative Agent.

          (p) Insurance.  The Administrative  Agent shall have received evidence
              ---------
     in form and substance  satisfactory  to it that all of the  requirements of
     Section 9.5 of the Credit Agreement shall have been satisfied.

          (q)  Representations  and Warranties.  Each of the representations and
               -------------------------------
     warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Supplemental Closing Date as if made on and as of Supplemental Closing Date (and after giving effect to the amendments provided for in this Amendment) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          (r) No Default. No Default or Event of Default shall have occurred and
              ----------
     be continuing on the Supplemental Closing Date or after giving effect to the amendments provided for in this Amendment or the Loans to be made on such date.

          (s) Additional Matters.  All corporate and other proceedings,  and all
              ------------------
     documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement, the other Loan Documents and the Acquisition Documents shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

     4.  Representations and Warranties.  To induce the Administrative Agent and
         ------------------------------
the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the amendments provided for herein and the additional Loans contemplated hereby, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

     5. No Other  Amendments.  Except as expressly  amended  hereby,  the Credit
        --------------------
Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     6.  Counterparts.  This  Amendment  may be  executed  by one or more of the
         ------------
parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7. Expenses.  The Borrower  agrees to pay and reimburse the  Administrative
        --------
Agent for all of the out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

     8.  Applicable  Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
         ---------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                 UNIDIGITAL INC.


                                 By: /s/ William E. Dye
                                    ==============================
                                    Name: William E. Dye
                                    Title: Chief Executive Officer


                                 CANADIAN IMPERIAL BANK
                                 OF COMMERCE
                                 as Administrative Agent and as a Lender


                                 By: /s/ E. Lindsay Gordon
                                    ==============================
                                    Name: E. Lindsay Gordon
                                    Title: Executive Director
                                           CIBC Oppenheimer Corp., as Agent


                                 MARINE MIDLAND BANK


                                 By: /s/ Gina Sidorsky
                                    ==============================
                                    Name: Gina Sidorsky
                                    Title: Authorized Signatory


                                  BANK AUSTRIA CREDITANSTALT
                                  CORPORATE FINANCE, INC.


                                  By: /s/ David E. Yewer
                                     =============================
                                     Name: David E. Yewer
                                     Title: Vice President


                                    By: /s/ Richard P. Buckanavage
                                       ===========================
                                      Name: Richard P. Buckanavage
                                      Title: Vice President

                                    MERRILL LYNCH BUSINESS FINANCIAL
                                    SERVICES, INC.


                                    By: /s/ Daniel J. McHugh
                                       -----------------------------
                                       Name: Daniel J. McHugh
                                       Title: Vice President


                                    By:
                                       -----------------------------
                                       Name:
                                       Title:

     The  undersigned  guarantors  hereby  consent  and  agree to the  foregoing
Amendment:


                                    UNIDIGITAL ELEMENTS (NY), INC.


                                    By: /s/ William E. Dye
                                       ------------------------------
                                       Name: William E. Dye
                                       Title: Chief Executive Officer


                                    UNIDIGITAL ELEMENTS (SF), INC.


                                    By: /s/ William E. Dye
                                       ------------------------------
                                       Name: William E. Dye
                                       Title: Chief Executive Officer


                                    UNISON (NY), INC.


                                    By: /s/ William E. Dye
                                       ------------------------------
                                       Name: William E. Dye
                                       Title: Chief Executive Officer


                                    UNISON (MA), INC.


                                    By: /s/ William E. Dye
                                       ------------------------------
                                       Name: William E. Dye
                                       Title: Chief Executive Officer


                                    MEGA ART CORP.


                                    By: /s/ William E. Dye
                                       ------------------------------
                                       Name: William E. Dye
                                       Title: Chief Executive Officer